Exhibit 99.1

News Release

Abbott Reports Third-Quarter 2020 Results; Achieves Strong Double-Digit Earnings Growth and Raises Guidance

–	Third-quarter sales growth of 9.6 percent; organic sales growth of 10.6 percent

-	Sales growth in Medical Devices and Diagnostics improved significantly versus prior quarter

-	Continues to strengthen portfolio with several recent new product approvals, including FreeStyle Libre 3, Libre Sense Glucose Sport Biosensor and MitraClip G4 heart device

ABBOTT PARK, Ill., Oct. 21, 2020 — Abbott today announced financial results for the third quarter ended Sept. 30, 2020.

•	Third-quarter worldwide sales of $8.9 billion increased 9.6 percent on a reported basis and 10.6 percent on an organic basis, which excludes the impact of foreign exchange.

•	Reported diluted EPS from continuing operations under GAAP was $0.69 and adjusted diluted EPS from continuing operations, which excludes specified items, was $0.98, reflecting 16.7 percent growth versus the prior year.[1]

•	Abbott projects full-year 2020 diluted EPS from continuing operations on a GAAP basis of at least $2.35 and full-year adjusted diluted EPS from continuing operations of at least $3.55.

•	In August, Abbott received FDA Emergency Use Authorization for its BinaxNOW™ COVID-19 Ag Card rapid test for the detection of COVID-19 infection. The test delivers results in just 15 minutes with no instrumentation required. Abbott is selling the test for $5 and offers a complementary mobile phone app, called NAVICA™, that allows people who test negative to display their result.

•	During the quarter, Abbott launched FreeStyle Libre® 2 and obtained CE Mark for FreeStyle Libre 3, which automatically delivers up-to-the-minute glucose readings, unsurpassed 14-day accuracy[2] and real-time glucose alarms in the world's smallest and thinnest[3] wearable sensor at the same affordable price[4] as previous versions. Abbott also announced CE Mark for its Libre Sense Glucose Sport Biosensor, which helps athletes better understand the efficacy of their nutritional choices on training and athletic performance.

•	In September, Abbott obtained CE Mark for MitraClip® G4, its next-generation MitraClip heart device, the leading minimally invasive mitral valve repair device in the world.

"Our strong results and increased guidance are a direct reflection of our ability to innovate and deliver despite challenging conditions," said Robert B. Ford, president and chief executive officer, Abbott. "Our new product pipeline continues to be highly productive, and we're well-positioned to finish the year with a lot of momentum."

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THIRD-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business. Organic sales growth excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the third quarter 2020:

Total Company

($ in millions)

				% Change vs. 3Q19
	Sales 3Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	3,329	5,524	8,853	17.4	5.4	9.6	17.4	7.0	10.6
Nutrition	818	1,106	1,924	3.7	1.9	2.6	3.7	4.4	4.1
Diagnostics	1,133	1,507	2,640	61.4	24.8	38.2	61.4	25.6	38.8
Established Pharmaceuticals	--	1,099	1,099	n/a	(9.3)	(9.3)	n/a	(3.3)	(3.3)
Medical Devices	1,363	1,807	3,170	2.2	4.4	3.4	2.2	2.9	2.6

* Total Q3 2020 Abbott sales from continuing operations include Other Sales of approximately $20 million.

				% Change vs. 9M19
	Sales 9M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	8,823	15,084	23,907	4.6	(0.4)	1.3	4.6	2.4	3.2
Nutrition	2,438	3,273	5,711	5.0	1.7	3.1	5.0	4.6	4.8
Diagnostics	2,793	3,667	6,460	31.6	3.8	14.2	31.6	6.1	15.7
Established Pharmaceuticals	--	3,156	3,156	n/a	(4.7)	(4.7)	n/a	1.3	1.3
Medical Devices	3,562	4,968	8,530	(10.3)	(1.9)	(5.6)	(10.3)	(0.8)	(5.0)

* Total 9M 2020 Abbott sales from continuing operations include Other Sales of approximately $50 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Third-quarter 2020 worldwide sales of $8.9 billion increased 9.6 percent on a reported basis and 10.6 percent on an organic basis.

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Nutrition

($ in millions)

				% Change vs. 3Q19
	Sales 3Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	818	1,106	1,924	3.7	1.9	2.6	3.7	4.4	4.1
Pediatric	488	518	1,006	1.9	(8.3)	(3.7)	1.9	(6.2)	(2.5)
Adult	330	588	918	6.5	13.0	10.6	6.5	16.0	12.4

				% Change vs. 9M19
	Sales 9M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,438	3,273	5,711	5.0	1.7	3.1	5.0	4.6	4.8
Pediatric	1,490	1,629	3,119	5.9	(5.2)	(0.2)	5.9	(2.7)	1.2
Adult	948	1,644	2,592	3.7	9.5	7.3	3.7	13.0	9.5

Worldwide Nutrition sales increased 2.6 percent on a reported basis and 4.1 percent on an organic basis in the third quarter. Strong U.S. and international sales performance of Ensure®, Abbott's market-leading complete and balanced nutrition brand, led to global Adult Nutrition sales growth of 10.6 percent on a reported basis and 12.4 percent on an organic basis. In Pediatric Nutrition, U.S. sales were led by growth of Pedialyte®, Abbott's oral rehydration brand, and PediaSure®. Internationally, Pediatric Nutrition growth in Southeast Asia was offset by challenging conditions in Greater China.

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Diagnostics

($ in millions)

				% Change vs. 3Q19
	Sales 3Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,133	1,507	2,640	61.4	24.8	38.2	61.4	25.6	38.8
Core Laboratory	284	892	1,176	4.6	(1.5)	(0.1)	4.6	(0.3)	0.8
Molecular	220	238	458	536.1	211.9	313.1	536.1	212.7	313.6
Point of Care	96	35	131	(15.2)	10.6	(9.6)	(15.2)	9.8	(9.7)
Rapid Diagnostics	533	342	875	88.3	75.9	83.2	88.3	75.3	83.0

				% Change vs. 9M19
	Sales 9M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,793	3,667	6,460	31.6	3.8	14.2	31.6	6.1	15.7
Core Laboratory	840	2,312	3,152	5.9	(11.6)	(7.5)	5.9	(9.2)	(5.7)
Molecular	429	527	956	279.5	147.2	193.0	279.5	152.1	196.2
Point of Care	278	109	387	(17.1)	22.4	(8.8)	(17.1)	23.8	(8.5)
Rapid Diagnostics	1,246	719	1,965	41.5	16.4	31.1	41.5	18.3	31.9

Worldwide Diagnostics sales increased 38.2 percent on a reported basis in the third quarter and increased 38.8 percent on an organic basis. Strong growth in the quarter was driven by demand for Abbott's portfolio of COVID-19 diagnostics tests on its lab-based immunoassay and molecular diagnostics systems and point-of-care rapid testing platforms. Global COVID-19 testing-related sales were $881 million in the quarter.

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Established Pharmaceuticals

($ in millions)

				% Change vs. 3Q19
	Sales 3Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	1,099	1,099	n/a	(9.3)	(9.3)	n/a	(3.3)	(3.3)
Key Emerging Markets	--	799	799	n/a	(10.3)	(10.3)	n/a	(1.8)	(1.8)
Other	--	300	300	n/a	(6.3)	(6.3)	n/a	(7.7)	(7.7)

				% Change vs. 9M19
	Sales 9M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	3,156	3,156	n/a	(4.7)	(4.7)	n/a	1.3	1.3
Key Emerging Markets	--	2,376	2,376	n/a	(4.8)	(4.8)	n/a	3.2	3.2
Other	--	780	780	n/a	(4.4)	(4.4)	n/a	(4.3)	(4.3)

Established Pharmaceuticals sales decreased 9.3 percent on a reported basis in the third quarter and decreased 3.3 percent on an organic basis.

Key Emerging Markets include India, Brazil, Russia and China along with several additional emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies decreased 10.3 percent on a reported basis in the quarter and decreased 1.8 percent on an organic basis primarily due to market softness across several countries as a result of the spread of COVID-19.

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Medical Devices

($ in millions)

				% Change vs. 3Q19
	Sales 3Q20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,363	1,807	3,170	2.2	4.4	3.4	2.2	2.9	2.6
Rhythm Management	242	265	507	(8.7)	(2.7)	(5.7)	(8.7)	(4.1)	(6.4)
Electrophysiology	192	249	441	4.1	3.0	3.5	4.1	1.8	2.8
Heart Failure	144	46	190	5.7	(8.6)	1.8	5.7	(10.1)	1.4
Vascular	230	400	630	(8.3)	(10.4)	(9.7)	(8.3)	(11.2)	(10.2)
Structural Heart	159	194	353	1.0	1.9	1.5	1.0	--	0.4
Neuromodulation	170	36	206	2.8	(7.7)	0.8	2.8	(9.5)	0.4
Diabetes Care	226	617	843	29.6	25.9	26.9	29.6	23.6	25.2

Vascular Product Lines:
Coronary and Endovascular[a]	209	398	607	(8.5)	(10.1)	(9.6)	(8.5)	(10.9)	(10.1)

a)	Includes drug-eluting stents, balloon catheters, guidewires, vascular imaging/diagnostics products, vessel closure, carotid and other coronary and peripheral products.

				% Change vs. 9M19
	Sales 9M20			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	3,562	4,968	8,530	(10.3)	(1.9)	(5.6)	(10.3)	(0.8)	(5.0)
Rhythm Management	655	727	1,382	(17.1)	(10.2)	(13.6)	(17.1)	(9.1)	(13.0)
Electrophysiology	476	652	1,128	(13.4)	(8.5)	(10.6)	(13.4)	(8.0)	(10.3)
Heart Failure	411	140	551	(4.1)	(1.9)	(3.5)	(4.1)	(1.0)	(3.3)
Vascular	628	1,108	1,736	(20.1)	(17.9)	(18.7)	(20.1)	(16.9)	(18.1)
Structural Heart	386	508	894	(13.4)	(12.2)	(12.7)	(13.4)	(11.5)	(12.3)
Neuromodulation	392	97	489	(19.3)	(21.6)	(19.7)	(19.3)	(20.2)	(19.5)
Diabetes Care	614	1,736	2,350	26.7	28.8	28.2	26.7	30.4	29.4

Vascular Product Lines:
Coronary and Endovascular[a]	575	1,101	1,676	(18.7)	(17.9)	(18.2)	(18.7)	(16.9)	(17.5)

a)	Includes drug-eluting stents, balloon catheters, guidewires, vascular imaging/diagnostics products, vessel closure, carotid and other coronary and peripheral products.

Worldwide Medical Devices sales increased 3.4 percent on a reported basis in the third quarter and increased 2.6 percent on an organic basis. Sales growth and procedure volume trends across Abbott's cardiovascular and neuromodulation business areas improved significantly versus the prior quarter as demand continues to return to more normalized levels.

In Diabetes Care, strong growth was led by FreeStyle Libre, which grew 37.9 percent on a reported basis and 35.6 percent on an organic basis. In September, Abbott obtained CE Mark for its FreeStyle Libre 3 system, which automatically delivers real-time, up-to-the-minute glucose readings, unsurpassed 14-day accuracy2 and real-time glucose alarms in the world's smallest and thinnest3 wearable sensor at the same affordable price4 as previous versions. Abbott also obtained CE Mark for its Libre Sense Glucose Sport Biosensor in Europe. Libre Sense is a consumer over-the-counter product that provides continuous glucose monitoring for athletes to better understand the efficacy of their nutrition choices on training and athletic performance.

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Abbott's guidance for 2020

Abbott projects full-year 2020 diluted earnings per share from continuing operations under GAAP of at least $2.35. Abbott forecasts specified items for the full-year 2020 of $1.20 primarily related to intangible amortization, acquisition-related expenses, restructuring and cost reduction initiatives and other net expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be at least $3.55 for full-year 2020.

Abbott declares 387th consecutive QUARTERLY DIVIDEND

On Sept. 17, 2020, the board of directors of Abbott declared the company's quarterly dividend of $0.36 per share. Abbott's cash dividend is payable Nov. 16, 2020, to shareholders of record at the close of business on Oct. 15, 2020.

Abbott has increased its dividend payout for 48 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 107,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews.

Abbott will live webcast its third-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later that day.

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— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties, including the impact of the COVID-19 pandemic on Abbott's operations and financial results, that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2019 and in Item 1A, "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Scott Leinenweber, 224-668-0791 Michael Comilla, 224-668-1872 Laura Dauer, 224-667-2299 Abbott Media: Darcy Ross, 224-667-3655

[1]	Third-quarter 2020 diluted EPS from continuing operations on a GAAP basis reflects 30.2 percent growth.

[2]	Alva Shridhara, Timothy Bailey, Ronald Brazg, Erwin S. Budiman, Kristin Castorino, Mark P. Christiansen, Gregory Forlenza, Mark Kipnes, David R. Liljenquist, and Hanqing Liu. "Accuracy of a 14-Day Factory-Calibrated Continuous Glucose Monitoring System With Advanced Algorithm in Pediatric and Adult Population With Diabetes." Journal of Diabetes Science and Technology, (September 2020). https://doi.org/10.1177/1932296820958754.

[3]	Among patient-applied sensors. Data on File, Abbott Diabetes Care.

[4]	Based on a comparison of list prices of the FreeStyle Libre portfolio versus competitor CGM systems available worldwide. The actual cost to patients may or may not be lower than other CGM systems, depending on local reimbursement, if any.

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Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Third Quarter Ended September 30, 2020 and 2019

(in millions, except per share data)

(unaudited)

	3Q20	3Q19	% Change
Net Sales	$8,853	$8,076	9.6

Cost of products sold, excluding amortization expense	3,966	3,358	18.1
Amortization of intangible assets	510	484	5.3
Research and development	580	596	(2.8)
Selling, general, and administrative	2,302	2,440	(5.7)
Total Operating Cost and Expenses	7,358	6,878	7.0

Operating Earnings	1,495	1,198	24.8

Interest expense, net	127	143	(11.2)
Net foreign exchange (gain) loss	(7)	7	n/m
Other (income) expense, net	(46)	(55)	(16.4)
Earnings from Continuing Operations before taxes	1,421	1,103	28.9

Tax expense on Earnings from Continuing Operations	189	143	31.7	1)
Earnings from Continuing Operations	1,232	960	28.5

Earnings from Discontinued Operations, net of taxes	--	--	n/m

Net Earnings	$1,232	$960	28.5

Earnings from Continuing Operations, excluding Specified Items, as described below	$1,760	$1,514	16.2	2)

Diluted Earnings per Common Share from:
Continuing Operations	$0.69	$0.53	30.2
Discontinued Operations	--	--	n/m
Total	$0.69	$0.53	30.2

Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, as described below	$0.98	$0.84	16.7	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,788	1,784

NOTES:

See tables on page 13 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

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1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $20 million in excess tax benefits associated with share-based compensation.

2)	2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $528 million, or $0.29 per share, for intangible amortization and impairment expenses and other net expenses primarily associated with acquisitions, restructuring actions and income from a litigation settlement.

2019 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $554 million, or $0.31 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

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Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Nine Months Ended September 30, 2020 and 2019

(in millions, except per share data)

(unaudited)

	9M20	9M19	% Change
Net Sales	$23,907	$23,590	1.3

Cost of products sold, excluding amortization expense	10,510	9,797	7.3
Amortization of intangible assets	1,624	1,453	11.8
Research and development	1,722	1,845	(6.7)	1)
Selling, general, and administrative	7,126	7,352	(3.1)
Total Operating Cost and Expenses	20,982	20,447	2.6

Operating Earnings	2,925	3,143	(6.9)

Interest expense, net	373	437	(14.8)
Net foreign exchange (gain) loss	(3)	9	n/m
Other (income) expense, net	(25)	(140)	(82.2)
Earnings from Continuing Operations before taxes	2,580	2,837	(9.0)

Tax expense on Earnings from Continuing Operations	267	199	34.1	2)
Earnings from Continuing Operations	2,313	2,638	(12.3)

Earnings from Discontinued Operations, net of taxes	20	--	n/m

Net Earnings	$2,333	$2,638	(11.5)

Earnings from Continuing Operations, excluding Specified Items, as described below	$3,940	$4,105	(4.0)	3)

Diluted Earnings per Common Share from:
Continuing Operations	$1.29	$1.47	(12.2)
Discontinued Operations	0.01	--	n/m
Total	$1.30	$1.47	(11.6)

Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, as described below	$2.20	$2.29	(3.9)	3)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,785	1,781

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

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1)	In the first nine months of 2019, in conjunction with the acquisition of Cephea Valve Technologies, Inc., Abbott acquired an R&D asset valued at $102 million, which was immediately expensed.

2)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $87 million in excess tax benefits associated with share-based compensation.

2019 Tax expense on Earnings from Continuing Operations includes the impact of a $78 million reduction of the transition tax associated with the Tax Cuts and Jobs Act (TCJA) and approximately $95 million in excess tax benefits associated with share-based compensation.

3)	2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $1.627 billion, or $0.91 per share, for intangible amortization expense, impairment charges and other net expense primarily associated with acquisitions, restructuring actions and income from a litigation settlement.

2019 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $1.467 billion, or $0.82 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

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Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Third Quarter Ended September 30, 2020 and 2019

(in millions, except per share data)

(unaudited)

	3Q20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$510	$(510)	$--
Gross Margin	4,377	705	5,082	57.4%
R&D	580	(21)	559	6.3%
SG&A	2,302	63	2,365	26.7%
Other (income) expense, net	(46)	(1)	(47)
Earnings from Continuing Operations before taxes	1,421	664	2,085
Tax expense on Earnings from Continuing Operations	189	136	325
Earnings from Continuing Operations	1,232	528	1,760
Diluted Earnings per Share from Continuing Operations	$0.69	$0.29	$0.98

Specified items reflect intangible amortization expense of $510 million and other net expenses of $154 million, primarily associated with acquisitions, restructuring actions, other expenses and litigation settlement income. See page 16 for additional details regarding specified items.

	3Q19
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$484	$(484)	$--
Gross Margin	4,234	546	4,780	59.2%
R&D	596	(32)	564	7.0%
SG&A	2,440	(87)	2,353	29.1%
Other (income) expense, net	(55)	(3)	(58)
Earnings from Continuing Operations before taxes	1,103	668	1,771
Tax expense on Earnings from Continuing Operations	143	114	257
Earnings from Continuing Operations	960	554	1,514
Diluted Earnings per Share from Continuing Operations	$0.53	$0.31	$0.84

Specified items reflect intangible amortization expense of $484 million and other expenses of $184 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 17 for additional details regarding specified items.

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Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Nine Months Ended September 30, 2020 and 2019

(in millions, except per share data)

(unaudited)

	9M20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,624	$(1,624)	$--
Gross Margin	11,773	1,895	13,668	57.2%
R&D	1,722	(64)	1,658	6.9%
SG&A	7,126	(19)	7,107	29.7%
Other (income) expense, net	(25)	(111)	(136)
Earnings from Continuing Operations before taxes	2,580	2,089	4,669
Tax expense on Earnings from Continuing Operations	267	462	729
Earnings from Continuing Operations	2,313	1,627	3,940
Diluted Earnings per Share from Continuing Operations	$1.29	$0.91	$2.20

Specified items reflect intangible amortization expense of $1.624 billion and other net expenses of $465 million, primarily associated with acquisitions, restructuring actions, other expenses and litigation settlement income. See page 18 for additional details regarding specified items.

	9M19
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,453	$(1,453)	$--
Gross Margin	12,340	1,595	13,935	59.1%
R&D	1,845	(159)	1,686	7.1%
SG&A	7,352	(178)	7,174	30.4%
Other (income) expense, net	(140)	(32)	(172)
Earnings from Continuing Operations before taxes	2,837	1,964	4,801
Tax expense on Earnings from Continuing Operations	199	497	696
Earnings from Continuing Operations	2,638	1,467	4,105
Diluted Earnings per Share from Continuing Operations	$1.47	$0.82	$2.29

Specified items reflect intangible amortization expense of $1.453 billion and other expenses of $511 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 19 for additional details regarding specified items.

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A reconciliation of the third-quarter tax rates for continuing operations for 2020 and 2019 is shown below:

	3Q20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,421	$189	13.3	% 1)
Specified items	664	136
Excluding specified items	$2,085	$325	15.6%

	3Q19
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,103	$143	13.0%
Specified items	668	114
Excluding specified items	$1,771	$257	14.5%

1)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $20 million in excess tax benefits associated with share-based compensation.

A reconciliation of the year-to-date tax rates for continuing operations for 2020 and 2019 is shown below:

	9M20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,580	$267	10.4	% 2)
Specified items	2,089	462
Excluding specified items	$4,669	$729	15.6%

	9M19
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,837	$199	7.0	% 3)
Specified items	1,964	497
Excluding specified items	$4,801	$696	14.5%

2)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $80 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $87 million in excess tax benefits associated with share-based compensation.

3)	Reported tax rate on a GAAP basis for 2019 includes the impact of a $78 million reduction of the transition tax associated with the TCJA and approximately $95 million in excess tax benefits associated with share-based compensation.

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Abbott Laboratories and Subsidiaries

Details of Specified Items

Third Quarter Ended September 30, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$16	$27	$510	$152	$705
R&D	(1)	(1)	--	(19)	(21)
SG&A	(28)	(9)	--	100	63
Other (income) expense, net	(2)	--	--	1	(1)
Earnings from Continuing Operations before taxes	$47	$37	$510	$70	664
Tax expense on Earnings from Continuing Operations (d)					136
Earnings from Continuing Operations					$528
Diluted Earnings per Share from Continuing Operations					$0.29

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the impairment of an intangible asset and the costs to acquire R&D assets, partially offset by income from the settlement of litigation.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

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Abbott Laboratories and Subsidiaries

Details of Specified Items

Third Quarter Ended September 30, 2019

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$32	$30	$484	$--	$546
R&D	(9)	(12)	--	(11)	(32)
SG&A	(27)	(43)	--	(17)	(87)
Other (income) expense, net	--	--	--	(3)	(3)
Earnings from Continuing Operations before taxes	$68	$85	$484	$31	668
Tax expense on Earnings from Continuing Operations (d)					114
Earnings from Continuing Operations					$554
Diluted Earnings per Share from Continuing Operations					$0.31

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, inventory write-downs, asset impairments, accelerated depreciation, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to expenses related to certain litigation settlements and the acquisition of an R&D asset.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

–more–

Abbott Laboratories and Subsidiaries

Details of Specified Items

Nine Months Ended September 30, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$61	$57	$1,624	$153	$1,895
R&D	(8)	(9)	--	(47)	(64)
SG&A	(83)	(36)	--	100	(19)
Other (income) expense, net	(3)	--	--	(108)	(111)
Earnings from Continuing Operations before taxes	$155	$102	$1,624	$208	2,089
Tax expense on Earnings from Continuing Operations (d)					462
Earnings from Continuing Operations					$1,627
Diluted Earnings per Share from Continuing Operations					$0.91

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to impairment charges related to certain assets and the costs to acquire R&D assets, partially offset by income from the settlement of litigation.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

–more–

Abbott Laboratories and Subsidiaries

Details of Specified Items

Nine Months Ended September 30, 2019

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$69	$73	$1,453	$--	$1,595
R&D	(23)	(22)	--	(114)	(159)
SG&A	(114)	(47)	--	(17)	(178)
Other (income) expense, net	(10)	--	--	(22)	(32)
Earnings from Continuing Operations before taxes	$216	$142	$1,453	$153	1,964
Tax expense on Earnings from Continuing Operations (d)					497
Earnings from Continuing Operations					$1,467
Diluted Earnings per Share from Continuing Operations					$0.82

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, inventory write-downs, asset impairments, accelerated depreciation, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other relates to the acquisition of an R&D asset, charges related to the impairment of certain assets, and expenses related to certain litigation settlements.

d)	Reflects the net tax benefit associated with the specified items, a reduction in the transition tax associated with the TCJA and excess tax benefits associated with share-based compensation.

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